SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           October 24, 2000


                                        VIATEL, INC.
                     (Exact Name of Registrant as Specified in Charter)


            Delaware                000-21261                  13-3787366
            (State or Other         (Commission             (I.R.S. Employer
            Jurisdiction               File Number)         Identification No.)
            of Incorporation)

                                        Viatel, Inc.
                                      685 Third Avenue
                                  New York, New York 10017
                (Address of Principal Executive Offices, Including Zip Code)

              Registrant's telephone number, including area code: 212-350-9200

                                       Not Applicable
               (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

     Today, Viatel, Inc. announced that it has secured a [EURO]170.6 million vendor facility with Nortel Networks PLC. Viatel plans to use the funds primarily for success-based capital expenditures that support its network expansion and broaden its advanced services offerings. Specifically, Viatel intends to purchase Nortel Networks' OPTera kit, enabling it to offer 2.5 Gbps wavelengths over its trans-Atlantic and Pan-European Network, optronics to light its metropolitan networks, and servers to provide Internet access services.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.


         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     Not Applicable

                                         SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIATEL, INC.



Date:  October 24, 2000.        By:  /S/   JAMES P. PRENETTA
                                    -----------------------------------------
                                    Name:  James P. Prenetta
                                    Title: Senior Vice President and General
                                           Counsel